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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2005

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                        333-113543               13-3939229
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

          1585 Broadway                                               10036
        New York, New York                                         ----------
(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
                                                           ---------------

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 8.01. Other Events

     In connection with the offering of CDC Mortgage Capital Trust 2005-HE1,
Mortgage Pass-through certificates, Series 2005-HE1, certain "Computational
Materials", dated January 27, 2005, within the meanings of the May 20, 1994
Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities
Association No-Action Letter were furnished to certain prospective investors
(the "Related Computational Materials").

     Item 9.01. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.
                                       ---------------------------------
                                            as Depositor and on behalf of
                                            CDC Mortgage Capital Trust 2005-HE1
                                            Registrant

                                                By: /s/ Gail McDonnell
                                                    ---------------------------
                                                    Name:  Gail McDonnell
                                                    Title: Vice President

Dated:  January 28, 2005

                                  EXHIBIT INDEX
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EXHIBIT NO.   DESCRIPTION
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99.1          Related Computational Materials (as defined in Item 8.01 above).